Fees Summary	Oct. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,477,344.00
Previously Paid Amount	0.00
Total Fee Amount	3,518.42
Total Offset Amount	0.00
Net Fee	$ 3,518.42